UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
___________

FORM 8-K/A
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

Commission File Number: 333- 141327

MAX NUTRITION, INC.
 (Exact name of small business issuer as specified in its charter)

Nevada	26-0162321
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Max Nutrition, Inc. c/o American Union Securities 100 Wall St. 15th Floor New York, NY 10005
(Address of principal executive offices) (Zip Code)

212-232-0120
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

1.  Previous Independent Registered Public Accounting Firm.

A. On January 29, 2008, Max Nutrition, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Mantyla McReynolds, LLC (“MMR”).

B. The reports of MMR on the financial statements of the Registrant as of October 31, 2006 and for the fiscal years ended October 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

C.  The decision to change the independent registered public accounting firm was recommended and approved by the sole member of the Board of the Resitrant.

D. During the Registrant’s most recent fiscal year and the subsequent interim periods through January 29, 2008, there were no disagreements with MMR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MMR, would have caused it to make reference thereto in its reports on the financial statements for such years. None of the reportable events described under Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K occurred within the period from June 2004 through January 29, 2008, the date of MMR’s dismissal.

E. The Registrant provided MMR with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

 2.  New Independent Registered Public Accounting Firm.

The Registrant, acting through its Board of Directors, has engaged Li & Company, PC as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective January 30, 2008. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-K Item 304(a)(2).

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired: None
(b)           Pro-Forma Financial Statements: None
(c)	Exhibits:

Exhibit No.	Description
16.1	Letter of Mantyla McReynolds LLC dated January 29, 2008 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Nutrition, Inc. (Registrant)

Date: February 28, 2008                                                                           By: /s/ JinJun Qi
                            JinJun Qi
                            Chairman and CEO